Vessel, net	6 Months Ended
Mar. 31, 2019
Vessel, net [Abstract]
Vessel, net
5.	Vessel, net:

On February 21, 2017, the Company took delivery of the Vessel for a total consideration of $7.5 million. Management reviews the carrying amount of the Vessel to determine if events have occurred that would suggest that the carrying value of the Vessel is not recoverable. As of September 30, 2018 and March 31, 2019, there were no indications that the carrying value of the Vessel is not recoverable.
Vessel, net is analysed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, September 30, 2018	7,549,281	(478,877)	7,070,404
Period depreciation	—	(148,476)	(148,476)
Balance, March 31, 2019	7,549,281	(627,353)	6,921,928